Vanguard Variable Insurance Fund International Portfolio

Supplement to the Prospectus and Summary Prospectus Dated April 30, 2013

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisors”:

Portfolio Managers

James K. Anderson, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.) and Head of Global Equities. He has managed a portion of the Portfolio since 2003 (co-managed since 2013).

Kave Sigaroudinia, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.). He has co-managed a portion of the Portfolio since 2013.

Greg Aldridge, Portfolio Manager at M&G. He has managed a portion of the Portfolio since 2008.

Virginie Maisonneuve, CFA, Head of Schroders’ Global and International Equities. She has co-managed a portion of the Portfolio since 2005.

Simon Webber, CFA, Portfolio Manager of Schroders’ Global and International Equities. He has co-managed a portion of the Portfolio since 2009.

Prospectus Text Changes

The following replaces similar text in the Investment Advisors section:

The managers primarily responsible for the day-to-day management of the International Portfolio are:

James K. Anderson, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.) and Head of Global Equities. He has managed assets with Baillie Gifford since 1985 and has managed a portion of the Portfolio since 2003 (co-managed since 2013). Education: B.A., University College, Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton Ottawa University.

Kave Sigaroudinia, Partner of Baillie Gifford & Co. (the 100% owner of Baillie Gifford Overseas Ltd.). He has worked in investment management with Baillie Gifford since 1999; has managed investment portfolios since 2001; and has co-managed a portion of the Portfolio since 2013. Education: M.A., University of Edinburgh.

Greg Aldridge, Portfolio Manager at M&G. He has worked in investment management with M&G since 2004; has managed investment portfolios since 2007; and has managed a portion of the Portfolio since 2008. Education: M.A., Cambridge University; M.B.A., INSEAD.

Virginie Maisonneuve, CFA, Head of Schroders’ Global and International Equities. She has worked in investment management and has managed assets since 1987; has managed assets for Schroders since 2004; and has co-managed a portion of the Portfolio since 2005. Education: a degree from the People’s University in Beijing, China, and a Diplôme de Grande Ecole de Commerce (equivalent to an M.B.A.) from the ESLSCA in Paris, France.

Simon Webber, CFA, Portfolio Manager of Schroders’ Global and International Equities. He has worked in investment management for Schroders since 1999; has managed assets since 2001; and has co-managed a portion of the Portfolio since 2009. Education: B.Sc., University of Manchester.

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© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 110 052013

Vanguard Variable Insurance Funds

Supplement to the Statement of Additional Information Dated April 30, 2013

Statement of Additional Information Text Changes

The following is added in the Investment Advisory Services section, under the text “1. Other Accounts Managed” beginning on page B-55:

Kave Sigaroudinia co-manages a portion of the International Portfolio; as of December 31, 2012, the Portfolio held assets of $1.7 billion. As of March 31, 2013, Mr. Sigaroudinia also managed five other registered investment companies with total assets of $4 billion, one other pooled investment vehicle with total assets of $231 million, and 36 other accounts with total assets of $12.2 billion (none of which had advisory fees based on account performance).

© 2013 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 064 052013